                                                                   EXHIBIT 10.42

                           STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of February 23, 1998, by and between Ergo Science Corporation, a Delaware corporation (the "Company"), and Johnson & Johnson Development Corporation, a New Jersey corporation ("JJDC").

                                   RECITAL:


     WHEREAS, JJDC desires to purchase from the Company, and the Company desires to sell to JJDC, shares of the Company's common stock, upon the terms and subject to the conditions set forth herein and in connection with the execution of a separate Joint Collaboration and License Agreement (the "License Agreement") of even date herewith between Ortho-McNeil Pharmaceutical Corporation ("Ortho") and the Company.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

          1. Purchase and Sale of Shares.  (a)  Subject to the terms and
             ---------------------------
conditions of this Agreement, at the Closing (as defined hereinafter), the Company agrees to sell to JJDC and JJDC agrees to purchase from the Company, that number of shares (the "Shares") of the Company's Common Stock, par value $.01 (the "Common Stock"), determined by dividing ten million dollars ($10,000,000) by the Share Price (as defined below), for an aggregate purchase price (the "Purchase Price") of ten million dollars ($10,000,000). For the purposes hereof, "Share Price" shall mean the arithmetic average of the closing prices of the Common Stock, as reported by the NASDAQ National Market System ("Nasdaq") or such other principal securities exchange or market on which the Common Stock is then traded, for the period commencing ten (10) trading days prior to and ending as of the date which is ten (10) trading days after the date hereof; provided, however, that in the event that the Common Stock is not traded
        --------  -------
on any trading day during such period, then the closing price of the Common Stock on such day shall be deemed to be the closing price of the most recent previous trading day on which the Common Stock was traded on such exchange or market.

          (b) The purchase and sale of the Shares shall take place at the offices of the Company, at 10:00 a.m. Eastern time on such date (the "Closing Date") as the parties shall mutually agree (the "Closing"), provided that in no
                                                            --------
event shall Closing Date be more than three (3) business days after satisfaction of the condition set forth in Section 4.8 hereof.

          (c) At the Closing, the Company will deliver to JJDC a certificate or certificates, registered in JJDC's name, representing the Shares, and JJDC shall deliver an amount equal to the Purchase Price to the Company by certified check payable to the Company or wire transfer of immediately available funds to an account specified by the Company.

          2. Representations and Warranties of the Company.  The Company hereby
             ---------------------------------------------
represents and warrants to JJDC that:

          2.1  Organization and Corporate Power.  The Company is a corporation
               --------------------------------
duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction where the failure to qualify would have a Material Adverse Effect on the Company. For purposes of this Agreement, a "Material Adverse Effect" or "Material Adverse Change" shall mean, with respect to the Company, any adverse effect or change in the condition (financial or other), business, results of operations, prospects, assets, liabilities or operations of the Company or on the ability of the Company to consummate any of the transactions contemplated hereby, or any event or condition that would, with or without the passage of time, constitute a "Material Adverse Effect" or "Material Adverse Change." The Company has full corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The copies of the Certificate of Incorporation and Bylaws of the Company, as amended to date, which have been furnished to JJDC by the Company, are correct and complete copies of the originals.

          2.2  Authorization.  The Company has full corporate power and
               -------------
authority to execute, deliver and perform this Agreement, the License Agreement and each other agreement entered into by the Company in connection with this Agreement. Each such agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the other parties hereto and thereto, binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance of this Agreement, including the sale, issuance and delivery of the Shares, and the License Agreement, and each other agreement entered into by the Company in connection with this Agreement, has been duly authorized by all necessary corporate action of the Company.

          2.3  Capitalization. When issued in accordance with the terms of this
               --------------
Agreement, the Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable, free of any liens, encumbrances, preemptive rights or rights of first refusal and will be issued in compliance with all applicable federal and state securities laws. The entire authorized capital stock of the Company consists of 50,000,000 shares $0.0l par value, of Common Stock, of which approximately 13,500,000 shares are issued and outstanding, and 10,000,000 shares, $0.0l par value, of preferred stock of which 6,903 shares are issued and outstanding. The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws. No shares of Common Stock or Preferred Stock are held in the Company's treasury. There are no outstanding securities, warrants, rights of first refusal, options or other rights to purchase or acquire, or exchangeable for or convertible into, any shares of Common Stock or Preferred

Stock other than those set forth on Exhibit A hereto or as set forth in the Public Reports (as defined hereinafter). The Company has reserved 2,000,000 shares of Common Stock under its stock option plans. There are no preemptive rights with respect to the issuance or sale by the Company of any of its securities. Upon consummation of the transactions contemplated hereby, JJDC will acquire good and valid title to the Shares, free and clear of any encumbrances, liens, claims, charges or assessments of any nature whatever.

          2.4  Subsidiaries.  The Company has no subsidiaries and no
               ------------
investments, directly or indirectly, in any other corporation or business organization other than as set forth on Exhibit B hereto. The Company is not a participant in any joint venture or partnership.

          2.5  Financial Statements. The audited consolidated balance sheets and
               --------------------
statements of operations and cash flow for the Company included in the Public Reports (collectively, the "Financial Statements") are materially complete and correct in all matters and respects, are in accordance with the books and records of the Company, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position of the Company as of each such date and the results of operations for each such period then ended.

          2.6  Absence of Undisclosed Liabilities.  Except as and to the extent
               ----------------------------------
reflected or stated in the Financial Statements, the Company has no debts, liabilities or obligations of any nature, whether accrued or absolute, assigned or otherwise, or whether due or to become due in excess of $100,000.

          2.7  Absence of Certain Developments.  Since the date of the Company's
               -------------------------------
Quarterly Report on Form 10-Q for the period ended September 30, 1997 (the "10-Q"), (a) there has not been any Material Adverse Change with respect to the Company, and (b) the Company has not entered into any transaction except in the ordinary course of business and consistent with past practice, or entered into any agreement (contingent or otherwise) to do so.

          2.8  Title to Properties.  Except as disclosed in the Financial
               -------------------
Statements, the Company has good and marketable title to, or has a valid leasehold interest in, or a valid license for, all of the properties and assets reflected in the Financial Statements, free and clear of all mortgages, security interests, liens, restrictions or encumbrances other than (i) the lien of current taxes not yet due and payable and (ii) possible minor liens and encumbrances which do not in any case, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company, would not result in the occurrence of a Material Adverse Change, and which have not arisen otherwise than in the ordinary course of business.

          2.9  Tax Matters.
               -----------

          (a) All taxes, including, without limitation, income, excise, property, sales, transfer, use, franchise, payroll, employees' income withholding and social security taxes imposed or assessed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by the Company, and all interest, penalties and additions thereon, whether disputed or not, have been paid in full; all tax returns or other documents required to be filed in connection therewith have been accurately prepared and duly and timely filed; and the Company is not the beneficiary of any extension of time within which to file any such returns. The Company has not been delinquent in the payment of any foreign or domestic tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, assessed or, to the best of its knowledge, proposed against it, and there is no basis for any such deficiency or claim. No issues have been raised (or are currently pending) by the Internal Revenue Service or any other taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Company in connection therewith. The provisions for taxes in the Financial Statements are sufficient in all material respects for the payment of all accrued and unpaid federal, state, county and local taxes of the Company for the periods then ended.

          (b) The Company is not a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.

          (c) The Company is not presently a member nor has it ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Internal Revenue Code of which it is or was not the parent company.

          2.10  No Defaults.  The Company is not in violation of any term or
                -----------
provision of (a) its Certificate of Incorporation or Bylaws, as amended to date, or in any material respect any note, indenture, mortgage, lease, agreement, contract, purchase order or other material instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected or (b) any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, authority, commission, board, bureau, agency or instrumentality, domestic or foreign. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute a material default under any of the foregoing.

          2.11  Intellectual Property.  The Company owns or possesses the
                ---------------------
right to use or license all material, patents, trademarks, service marks,
                        ===
trade names, copyrights, trade secrets, proprietary rights, licenses and inventions necessary for the proper conduct of its business as now conducted, and as proposed to be conducted, without conflict with or infringement of the rights of others other than those listed in its Public Reports. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity, which would be material to the Company's business as conducted or, to the best of the Company's knowledge, as proposed to be conducted. The Company has not received any communications alleging, nor is the Company aware, to the best of its knowledge, of any basis for such allegation, that the Company has violated, or by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights of any other person or entity. No other firm, corporation, association or person
(i) has notified the Company that it is claiming any ownership of or right to use any of the Company's patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights, or (ii) to the best of the Company's knowledge, is infringing upon any such patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights. The Company is not aware, to the best of its knowledge, that any of its employees is obligated under any contract (including, licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees now obligated. Each employee of and consultant to the Company with access to confidential or proprietary information has executed a proprietary information agreement obligating such employee or consultant to hold all such information in confidence. The Company does not believe, to the best of its knowledge, that it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company for which licenses have not already been obtained.

          2.12  Effect of Transactions.  The execution, delivery and
                ----------------------
performance of this Agreement and the transactions contemplated hereby, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, under the Certificate of Incorporation or Bylaws, as amended to date, of the Company or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its properties or assets is bound or affected, except in any case where such occurrence would not have a Material Adverse Effect on the Company.

          2.13  No Governmental Consent or Approval Required.  Based in part on
                --------------------------------------------
the representations made by JJDC in Section 3 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by the Company of this Agreement, the License Agreement or any other agreement entered into by the Company in connection with this Agreement, and the consummation of the transactions contemplated hereby or thereby, or for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares, other than (i) applicable obligations under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "HSR Act"), (ii) the qualification (or taking of such action as may be necessary to secure an exemption from qualification if available) of the offer and sale of the Shares under the applicable state and federal securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements, and (iii) the approval of the Shares for listing on Nasdaq.

          2.14  Litigation.  Except as disclosed in the 10-Q, there is no (a)
                ----------
claim, arbitration, action, suit, proceeding or investigation at law or in equity or by or before any governmental instrumentality or other agency pending, or to the best knowledge of the Company, threatened against the Company, or (b) judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against the Company, nor, to the best knowledge of the Company, does there exist any basis therefor.

          2.15  Securities Laws.  Assuming that JJDC's representations and
                ---------------
warranties contained in Section 3 of this Agreement are true and correct, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          2.16  Business.  The Company has complied in all material respects
                --------
with all Federal, state, local or foreign laws, ordinances, regulations or orders applicable to the business of the Company as presently or previously conducted, or as proposed to be conducted. The Company has all Federal, state, local and foreign governmental licenses and permits that are required for the conduct of its business presently or previously conducted by the Company the lack of which would reasonably be expected to have a Material Adverse Effect, which licenses and permits are in full force and effect, and no material violations are outstanding or uncured with respect to any such licenses or permits and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any thereof.

          2.17  Brokerage.  There are no claims for brokerage commissions or
                ---------
fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company and the Company agrees to indemnify and hold JJDC harmless against any damages incurred as a result of any such claim, other than the agreement with Credit Suisse First Boston ("CSFB"), pursuant to which the Company will pay CSFB certain fees upon execution of the License Agreement.

          2.18  Insurance.  The Company maintains in full force such types and
                ---------
amounts of insurance issued by issuers of recognized responsibility insuring the Company, with respect to its liability, workers' compensation, business and properties, in such amounts and against such losses and risks as are adequate against risks usually insured against by Persons (as hereinafter defined) operating similar businesses and properties.

          2.19 Public Reports. The Company has provided to JJDC true and
               --------------
complete copies of all reports, schedules, forms, statements and other documents (the "Public Reports") filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 15, 1995. The Public Reports include all the reports the Company has been required to file under the Exchange Act since that date. As of their respective dates, (i) the Public Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) none of the Public Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          2.20  Investment Company.  The Company is not an "investment company"
                ------------------
within the meaning of the Investment Company Act of 1940, as amended, and will not, as a result of the transactions contemplated hereby, become an "investment company."

          2.21  Registration Rights.  Except with respect to the registration
                -------------------
rights described in the Form S-l registration statement filed by the Company with the SEC in August 1996, the Company is not under any contractual obligation to register any of its currently outstanding securities or any of its securities that may hereafter be issued.

          2.22  Disclosure.  The Company has provided JJDC with all the
                ----------
information that it has requested for deciding whether to purchase the Shares at the Closing. Neither the Financial Statements, this Agreement, the License Agreement, nor any other certificate or other written instrument delivered hereunder or thereunder or any schedule or exhibit hereto or thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances which they are made, not misleading.


     3.  Representations and Warranties and Other Agreements of JJDC.
         -----------------------------------------------------------

          3.1  Representations and Warranties.  JJDC hereby represents and
               ------------------------------
warrants to the Company that:

               a.  Authorization.  JJDC has full power and authority to execute,
                   -------------
deliver and perform this Agreement and to purchase the Shares. Assuming due execution by the Company hereto, this Agreement constitutes the valid and legally binding obligation of JJDC, enforceable against JJDC in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles.

               b.  Purchase Entirely for Own Account.  The Shares to be received
                   ---------------------------------
by JJDC will be acquired for investment for JJDC's own account, not as a nominee or agent and not with a view to the distribution of any part thereof. JJDC has no present intention of selling, granting any participation in, or otherwise distributing the same. JJDC does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.

               c.  Restrictions on Disposition.  JJDC covenants that in no
                   ---------------------------
event will it dispose of any of the Shares (other than pursuant to Rule 144 promulgated under the 1933 Act ("Rule 144") or pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") pursuant to the 1933 Act) unless and until (i) JJDC shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, JJDC shall have furnished the Company with an opinion of JJDC's counsel, reasonably satisfactory in form and substance to the Company and the Company's counsel, to the effect that (a) such disposition will not require registration under the 1933 Act or (b) appropriate action necessary for compliance with the 1933 Act and any applicable state, local or foreign law has been taken. The restrictions on transfer imposed by this Section 3.1(c) shall cease and terminate as to the Shares when: (i) such Shares shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or (ii) an opinion of the kind described in the preceding sentence states that all future transfers of such Shares by the holder thereof would be exempt from registration under the 1933 Act. Each certificate evidencing the Shares shall bear an appropriate restrictive legend as set forth in Section 3.3 below, except that such certificate shall not be required to bear such legend after a transfer thereof if the transfer was made in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is issued and provides that such legend is not required in order to establish compliance with any provisions of the 1933 Act.

               d.  Receipt of Information.  JJDC has been furnished access to
                   ----------------------
the business records of the Company and all such additional information and documents as JJDC has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Shares.

               e.  Brokerage.  There are no claims for brokerage commissions
                   ---------
or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of JJDC, and JJDC agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claims.

          3.2  Further Provisions Regarding Disposition.
               ----------------------------------------

               a.  Transfer to Affiliates.  Notwithstanding the provisions of
                   ----------------------
Section 3.1(c) above, no registration statement or opinion of counsel shall be necessary for a transfer by JJDC of the Shares to a subsidiary, shareholder or Affiliate (as such term is defined in the License Agreement) of JJDC, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were JJDC hereunder.

               b.  New Certificates.  Whenever the restrictions imposed by
                   ----------------
Section 3.1(c) hereof shall terminate as herein provided, the holder of the Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, one or more new certificates not bearing restrictive legends and not containing any reference to the restrictions imposed by this Agreement.

          3.3  Legends.  It is understood that, subject to Sections 3.1(c) and
               -------
3.2(b), the certificates evidencing the Shares may bear substantially the following legends:

               (a) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

               (b) Any legend required by the laws of any other applicable jurisdiction.


          4.  Conditions to JJDC's Obligations at Closing.  The obligations of
              -------------------------------------------
JJDC to purchase Shares at the Closing are subject to the fulfillment on or prior to the Closing of each of the following conditions, any of which may be waived by JJDC:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true in all material respects (provided that to the extent any representation or warranty has a materiality qualification it shall not be further qualified by the use of the word material in this Section 4.1) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          4.2  Performance.  The Company shall have performed and complied
               -----------
in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Qualifications.  All authorizations, approvals, or permits,
               --------------
if any of, any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares to JJDC pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

          4.4  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to JJDC and JJDC's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.5  License Agreement.  The License Agreement shall have been
               -----------------
executed and delivered by the Company and shall be in full force and effect.

          4.6  Opinion of Company Counsel.  JJDC shall have received from
               --------------------------
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C., counsel for the Company, an opinion addressed to JJDC covering the matters set forth in Sections 2.1, 2.2,
2.3 (as to the due authorization, valid issuance, full payment and non-assessability of the Shares), 2.12, 2.13, 2.15, and 2.20 hereof.

          4.7  Compliance Certificate.  The Chief Executive Officer of the
               ----------------------
Company shall deliver to JJDC at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 hereof have been fulfilled and stating that there has been no Material Adverse Change in the Company since the date of the 10-Q.

          4.8  Required Consents.  All waiting periods applicable to the
               -----------------
Closing under the HSR Act (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the United States Justice Department (the "DOJ") or the Federal Trade Commission (the "FTC") challenging or seeking to enjoin the consummation of the transactions contemplated at the Closing, which action shall not have been withdrawn or terminated.

          4.9  License Agreement.  The License Agreement shall have been
               -----------------
executed and delivered by the Company and shall be in full force and effect.

          4.10  NASDAQ Listing.  The Shares shall have been approved for
                --------------
listing on Nasdaq, subject to the notice of issuance.

          5.  Conditions of the Company's Obligations at Closing.  The
              --------------------------------------------------
obligations of the Company under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of JJDC contained in Section 3 shall be true in all material respects (provided that to the extent any representation or warranty has a materiality qualification it shall not be further qualified by the use of the word material in this Section 5.1) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          5.2  Performance.  JJDC shall have performed and complied in all
               -----------
material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares at the Closing to JJDC pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of the Closing.

          5.4  Required Consents.  All waiting periods applicable to the
               -----------------
Closing under the HSR Act (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the DOJ or the FTC challenging or seeking to enjoin the consummation of the transactions contemplated at the Closing, which action shall not have been withdrawn or terminated.

          5.5  License Agreement.  The License Agreement shall have been
               -----------------
executed and delivered by Ortho and shall be in full force and effect.

          5.6  NASDAQ Listing.  The Shares shall have been approved for listing
               --------------
on Nasdaq, subject to the notice of issuance.


          6.   Miscellaneous.
               -------------

          6.1  Survival of Warranties.  The warranties, representations,
               ----------------------
agreements, covenants and undertakings of the Company or JJDC contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by an investigation of the subject matter thereof made by or on behalf of JJDC or the Company.

          6.2  Incorporation by Reference.  All Exhibits and Schedules appended
               --------------------------
to this Agreement are herein incorporated by reference and made a part hereof.

          6.3  Successor and Assignees.  All terms, covenants, agreements,
               ------------------------
representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including transferees of any Shares) whether so expressed or not.

          6.4  Amendments and Waivers.  (a)  Any provision of this Agreement
               ----------------------
may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by JJDC and the Company or, in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          6.5  Governing Law.  This Agreement shall be deemed a contract made
               -------------
under the laws of the State of New York and, together with the rights or obligations of the parties hereunder, shall be construed under and governed by the laws of such State.

          6.6  Notices. All notices, requests, consents and demands shall be in
               -------
writing and shall be deemed given when (i) personally delivered, (ii) mailed in a registered or certified envelope, postage prepaid or (iii) sent by Federal Express or another nationally recognized overnight delivery service (paid by sender):

to the Company at:

  Ergo Science Corporation
  Charlestown Navy Yard
  Fourth Floor, 100 First Avenue
  Charlestown, MA  02129
  Fax: (617) 241-8822
  Attention:  President

with a copy to:

  Ergo Science Corporation
  Charlestown Navy Yard
  Fourth Floor, 100 First Avenue
  Charlestown, MA  02129

  Fax: (617) 241-8822
  Attention: Legal Department


or to JJDC at:

  Johnson & Johnson Development Corporation
  One Johnson & Johnson Plaza
  New Brunswick, New Jersey 08933
  Fax: (908) 247-5309
  Attention: President
with a copy to:

  Johnson & Johnson
  One Johnson & Johnson Plaza
  New Brunswick, New Jersey 08933
  Fax: (908) 524-2788
  Attention: Office of General Counsel

or such other address as may be furnished in writing by a party to the other party hereto.


          6.7  Counterparts. This Agreement may be executed in counterparts,
               ------------
all of which together shall constitute one and the same instrument.

          6.8  Effect of Headings.  The section and paragraph headings herein
               ------------------
are for convenience only and shall not affect the construction hereof.

          6.9  Entire Agreement.  This Agreement, the License Agreement and the
               ----------------
Exhibits and Schedules hereto and thereto constitute the entire agreement among the Company and JJDC with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements between the parties with respect to the Shares purchased hereunder and the subject matter hereof.

          6.10  Publicity. Neither party shall originate any publicity, news
                ---------
release or other public announcement, written or oral, whether relating to the performance under this Agreement or the existence of any arrangement between the parties, without the prior written consent of the other party, except where such publicity, news release or other public announcement is required by law; provided that in such event, JJDC shall be consulted by the Company in
--------
connection with any such publicity, news release or other public announcement prior to its release and shall be provided with a copy thereof.

          6.11  Severability. The invalidity or unenforceability of any
                ------------
provision hereof shall in no way affect the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written, by the duly authorized representatives of the parties hereto.


                                       ERGO SCIENCE CORPORATION


                                       By:
                                           ---------------------
                                           Name:
                                           Title:


                                       JOHNSON & JOHNSON
                                       DEVELOPMENT CORPORATION

                                       By:
                                           ---------------------
                                           Name:
                                           Title: